UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 7, 2024
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2024, PetMed Express, Inc. (the “Company”) issued a press release announcing selected preliminary unaudited financial results for the fiscal quarter ended December 31, 2023. These preliminary financial results are unaudited, based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2023 or its results of operations for the quarter ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information furnished in this Item 2.02 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 7, 2024, following discussions with the Company’s management and based on management’s recommendation, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), concluded that the Company’s previously issued audited consolidated financial statements as of March 31, 2023 and 2022 and for the years ended March 31, 2023, 2022, and 2021 included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 (the “2023 Annual Report”), and the Company’s unaudited condensed consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods within those years (the “Historical Quarterly Reports”), as well as the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Q1 2024 Quarterly Report”) and the quarter ended September 30, 2023 (the “Q2 2024 Quarterly Report” and together with the Q1 2024 Quarterly Report, the 2023 Annual Report and the Historical Quarterly Reports, the “Reports” and all financial statements included in the Reports, collectively the “Affected Financials”), should no longer be relied upon. As a result of the foregoing determined, related press releases, shareholder communications, investor presentations or other communications describing relevant portions of the Affected Financials should no longer be relied upon.

The Audit Committee’s conclusion was based on management’s determination that the Company (1) misapplied generally accepted accounting principles relating to certain accruals for sales tax liabilities resulting from sales of the Company’s products and services to its customers and (2) incorrectly valued the deferred tax asset acquired in connection with the Company’s acquisition of PetCareRx in April 2023, in each case, impacting one or more periods described in the Reports.

As previously disclosed by the Company in the 2023 Annual Report, as a result of a sales tax assessment received by the Company in the fiscal year ended March 31, 2023, the Company evaluated its sales tax positions in various jurisdictions for potential additional sales tax exposure. Following such evaluation and after consultation with the Company’s outside consultants, the Company previously recorded an accrual for additional sales tax liabilities as at March 31, 2023 (the “Additional Sales Tax Liabilities”) based on a probable and estimable approach under Accounting Standards Codification Topic 450, Contingencies. In conjunction with the preparation of the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2023, management of the Company reviewed its accounting for sales tax liabilities, including the Additional Sales Tax Liabilities, and determined that the Company should have accounted for sales tax liabilities using a legal liability approach under Accounting Standards Codification Topic 405, Liabilities, in the Affected Financials. At that time, the Company also reviewed the accounting treatment relating to its deferred tax asset acquired in connection with the acquisition of PetCareRx in April 2023 and determined that it should have applied a limitation adjustment to the net operating losses acquired.

The extent of the errors and any resulting adjustments is not yet known as the Company’s analysis has not been completed; however, the Company expects that the restatement relating to sales tax liabilities will require the Company to record a sales tax liability of between approximately $14 million and $20 million as of March 31, 2020 (reflecting the maximum potential sales tax liability as of such date). Because this liability gets adjusted in subsequent periods, the Company expects this maximum sales tax liability to be between approximately $16 million and $23 million as of March 31, 2023. The most significant impact to the income statement resulting from the restatement relating to sales tax liabilities is expected to be a decrease in general and administrative expense in the range of $6 million to $8 million for the Company’s fiscal year ended March 31, 2023, resulting from a reversal of the Additional Sales Tax Liabilities accrued as of March 31, 2023, and a corresponding increase to the Company’s net income for the same period. The Company expects that the restatement relating to its valuation of the deferred tax asset recorded in connection with the PetCareRx acquisition will increase goodwill and decrease the deferred tax asset on the Company’s balance sheet as at June 30, 2023.

While the Company believes that the foregoing description fairly summarizes the expected material impact of the restatement on the Company’s Affected Financials, the Company is unable at this time to estimate the final amounts and effects of the required restatements of the Affected Financials. The Company continues to work expeditiously to conclude its analysis and complete any required restatement of its Affected Financials as soon as practicable.

The Audit Committee, the Board of Directors, and management of the Company have begun implementing measures to enhance processes and controls and continue to evaluate appropriate remediation actions. In addition, management continues to assess the effect of any restatements on the Company’s internal controls over financial reporting and its disclosure controls and procedures. The Company expects to report one or more material weaknesses following the completion of its analysis discussed above.

Company management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, RSM US LLP.

Item 7.01 Regulation FD Disclosure.

As a result of the restatement described above, the Company will experience a delay in the filing of its Quarterly Report on Form 10-Q for the quarter ended December 31, 2023 (the “Q3 2024 10-Q”) and expects to file a notification of late filing on Form 12b-25 with the SEC.

The information furnished in this Item 7.01 on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
99.1 – Press release dated February 8, 2024.
104 – Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. Words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and other similar words and expressions are intended to signify forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are subject to various risks and uncertainties, including: the expected adjustments to the Company’s financial statements, including the estimated amount and impact of adjustments on the Company’s financial statements, and the potential for additional adjustments to the Company’s financial statements resulting from the restatement described above. The Company’s future results may also be impacted by other risk factors listed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Annual Report on Form 10-K for the year ended March 31, 2023, as well as other subsequent filings on Form 10-Q and periodic filings on Form 8-K. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 8, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 8, 2024

PETMED EXPRESS, INC.

By:	/s/ Christine Chambers
Name:	Christine Chambers
Title:	Chief Financial Officer, Treasurer and Secretary
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